                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: January 23, 2001
                        (Date of earliest event reported)

                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)


          Virginia                     001-08489              54-1229715
 (State or other jurisdiction         (Commission          (I.R.S. Employer
 of incorporation or organization)    File Number)        Identification No.)

                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

         On January 23, 2001, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Lehman Brothers Inc., as Representative named in the Underwriting Agreement for the sale of $1,000,000,000 aggregate principal amount of the Company's 2001 Series A 6% Senior Notes Due 2003. Such Senior Notes, which are designated the 2001 Series A 6% Senior Notes Due 2003, are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on January 6, 2000 (File No. 333-93187). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

         A copy of the form of the Eighth Supplemental Indenture to the Company's June 1, 2000 Senior Indenture, pursuant to which the 2001 SeriesA 6% Senior Notes Due 2003 will be issued, is filed as Exhibit 4.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Underwriting Agreement, dated January 23, 2001, between the Company and Lehman Brothers Inc., as Representative named in the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture, dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of Eighth Supplemental Indenture to the Senior Indenture pursuant to which the 2001 Series A 6% Senior Notes Due 2003 will be issued. The form of 2001 Series A 6% Senior Notes Due 2003 is included as Exhibit A to the form of Eighth Supplemental Indenture (filed herewith).

12 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company's Current Report on Form 8-K, dated October 12, 2000 (File No. 001-08489)).
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                                 SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      DOMINION RESOURCES, INC.
                                      Registrant



                                      /s/ James P. Carney
                                      ------------------------------
                                             James P. Carney
                                             Assistant Treasurer



Date: January 24, 2001
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                                  EXHIBIT LIST


1 Underwriting Agreement, dated January 23, 2001, between the Company and Lehman Brothers Inc., as Representative named in the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture, dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of Eighth Supplemental Indenture to the Senior Indenture pursuant to which the 2001 Series A 6% Senior Notes Due 2003 will be issued. The form of 2001 Series A 6% Senior Notes Due 2003 is included as Exhibit A to the form of Eighth Supplemental Indenture (filed herewith).

12 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company's Current Report on Form 8-K, dated October
    12, 2000 (File No. 001-08489)).